UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AYRO, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

October 30, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AYRO, Inc. to be held at 12:00 p.m., New York time, on December 20, 2023. The annual meeting will be conducted in a virtual format only via live webcast at www.virtualshareholdermeeting.com/AYRO2023.

 We have decided to hold this annual meeting virtually via live webcast on the internet because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the annual meeting. You will be able to vote and submit questions electronically prior to the annual meeting by visiting www.proxyvote.com, and during the annual meeting by visiting www.virtualshareholdermeeting.com/AYRO2023. Specific instructions for accessing the meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual annual meeting, please call the technical support number available on the virtual meeting page on the morning of the annual meeting.

Your vote is very important. Whether or not you expect to be present at the annual meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the annual meeting. As an alternative to voting during the annual meeting, you may vote online, by phone or by mail by following the instructions on the enclosed proxy card. Voting online, by phone or by written proxy ensures your representation at the annual meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the annual meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the annual meeting. On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting virtually.

If you have any questions or need assistance with voting, please contact David E. Hollingsworth, our Chief Financial Officer, at 512-994-4917.

If you plan to virtually attend the annual meeting, you will need the 16-digit control number on the enclosed proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 12:00 p.m., New York time. Online check-in will begin at 11:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2023:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 20, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of AYRO, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m., New York time, on December 20, 2023, virtually only via live webcast over the Internet at www.virtualshareholdermeeting.com/AYRO2023. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve on our board of directors for a term of one year or until their successors are elected and qualified, for which the following are nominees: Thomas M. Wittenschlaeger, Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.
(2)	Approval, on an advisory basis, of the compensation paid to our named executive officers.
(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
(4)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote “FOR” each director nominee, “FOR” Proposal 2 and “FOR” Proposal 3.

 We have decided to hold the Annual Meeting virtually via live webcast on the internet because hosting the Annual Meeting virtually enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders and reduces the cost and environmental impact of the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2023, and entering the 16-digit control number included on the enclosed proxy card or on the instructions that accompany your proxy materials. Specific instructions for accessing the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received.

The board of directors has fixed the close of business on October 27, 2023 as the record date for the Annual Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date of shares of our common stock, par value $0.0001 per share (“Common Stock”), our Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), and our Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”), are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our Common Stock, Series H-6 Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, and Series H-7 Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series H-7 Preferred Stock, are entitled to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will also be available for viewing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2023.

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via the Internet or telephone as indicated on the proxy card. If you hold shares of Common Stock, Series H-6 Preferred Stock or Series H-7 Preferred Stock as the stockholder of record, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold such shares in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/AYRO2023 in order to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE noted on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Thomas M. Wittenschlaeger
Thomas M. Wittenschlaeger
Chief Executive Officer

October 30, 2023

i

AYRO, INC.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2023

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” the “Company” or “AYRO” refer to AYRO, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share (“Common Stock”), Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), and Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”).

The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of the Company to be voted at the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/AYRO2023, on December 20, 2023 at 12:00 p.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any postponement(s), adjournment(s) or recess(es) thereof. This Proxy Statement and accompanying form of proxy are dated October 30, 2023.

If you held shares of Common Stock, Series H-6 Preferred Stock or Series H-7 Preferred Stock at the close of business on the Record Date (as defined below), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/AYRO2023 and vote on the proposal described in this Proxy Statement.

The executive offices of the Company are located at, and the mailing address of the Company is, 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2023:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our 2022 Annual Report, which includes our annual report for the fiscal year ended December 31, 2022, available to stockholders electronically via the Internet at the following website: www.proxyvote.com. On or about October 30, 2023, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

2

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model, which allows us to deliver proxy materials over the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about October 30, 2023, we expect to begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including the following:

(1)	Election of seven directors to serve on our Board for a term of one year or until their successors are elected and qualified, for which the following are nominees: Thomas M. Wittenschlaeger, Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman (“Proposal 1”).
(2)	Approval, on an advisory basis, of the compensation paid to our Named Executive Officers (as defined below) (say-on-pay) (“Proposal 2”).
(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 3”).
(4)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of our proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the proxy materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

3

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares held in each of your different accounts to ensure that all your shares are voted.

What is the Record Date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 27, 2023 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. Only holders of record at the close of business on the Record Date of shares of Common Stock, Series H-6 Preferred Stock and Series H-7 Preferred Stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of Common Stock, Series H-6 Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock (“Series H-6 Preferred Stock Certificate of Designations”), and Series H-7 Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series H-7 Convertible Preferred Stock (the “Series H-7 Preferred Stock Certificate of Designations”), are entitled to vote, as a single class, at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. On the Record Date, there were 4,890,137 shares of Common Stock, 50 shares of Series H-6 Preferred Stock and 22,000 shares of Series H-7 Preferred Stock issued, outstanding and entitled to vote on the proposals described in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

The holders of Common Stock, Series H-6 Preferred Stock and Series H-7 Preferred Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, voting together as a single class on all matters described in this Proxy Statement. On the Record Date, such holders held total aggregate voting power of 8,709,707 votes.

 What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Each holder of Series H-6 Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series H-6 Preferred Stock beneficially owned by such holder is convertible as of the Record Date (subject to the 9.99% beneficial ownership limitations) on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class; however, pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Series H-6 Certificate of Designations, holders of Series H-6 Preferred Stock in no event shall be permitted to exercise a greater number of votes than such holders would have been entitled to cast if the Series H-6 Preferred Stock had immediately been converted into shares of Common Stock at a conversion price equal to $28.80. Accordingly, each holder of Series H-6 Preferred Stock is entitled to exercise votes for approximately 2.5 shares for each share of Series H-6 Preferred Stock held. Each holder of Series H-7 Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock underlying the Series H-7 Preferred Stock beneficially owned by such holder determined by dividing the stated value of $1,000 by $5.76 per share on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class. Accordingly, each holder of Series H-7 Preferred Stock is entitled to exercise votes for approximately 174 shares for each share of Series H-7 Preferred Stock held.

 What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of no less than 33 1/3% of the voting power of all shares of the Company’s capital stock issued, outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, or the chairperson of the Annual Meeting (if any), may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

4

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Issuer Direct Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 3 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 or Proposal 2.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. To vote by proxy, you must do one of the following:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE shown on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman, Chairman of the Board, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

5

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 2:	You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

Proposal 3:	You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” each director nominee, “FOR” Proposal 2 and “FOR” Proposal 3.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” each director nominee, “FOR” Proposal 2 and “FOR” Proposal 3.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1 or Proposal 2, but will be able to vote those shares with respect to Proposal 3. See “What is a broker non-vote?”

6

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.
●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.
●	Giving written notice of revocation to the Company addressed to David E. Hollingsworth, Chief Financial Officer, at the Company’s address above, which notice must be received before noon, New York time on December 19, 2023.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Assuming the presence of a quorum, approval of Proposal 2 and Proposal 3 will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock, Series H-6 Preferred Stock and Series H-7 Preferred Stock, voting together as a single class, represented in person or by proxy at the Annual Meeting and entitled to vote on such proposals, voting affirmatively or negatively (excluding abstentions and broker non-votes).

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes withheld will have no effect with respect to Proposal 1, Proposal 2 or Proposal 3.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Brokers who have not received voting instructions from the beneficial owner do not have discretionary authority to vote on the election of directors in Proposal 1 or on Proposal 2. Therefore, broker non-votes will not be considered in the vote totals with respect to Proposal 1 or Proposal 2 and will have no effect on the vote regarding the election of directors or on Proposal 2. Broker non-votes are not applicable to Proposal 3 because your broker has discretionary authority to vote your shares with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs associated with asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact David E. Hollingsworth, our Chief Financial Officer, at 512-994-4917.

7

PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of seven members. Our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Thomas M. Wittenschlaeger, Joshua Silverman, Sebastian Giordano, Greg Schiffman, Zvi Joseph, George Devlin and Wayne R. Walker for election at the Annual Meeting for a term of one year to serve until the Company’s 2024 annual meeting of stockholders, or until their respective successors have been elected and qualified. The seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Corporate History

On May 28, 2020, pursuant to the Agreement and Plan of Merger, dated December 19, 2019 (the “Merger Agreement”), by and among the Company, previously known as DropCar, Inc. (“DropCar”), ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and AYRO Operating Company, a Delaware corporation previously known as AYRO, Inc. (“AYRO Operating”), Merger Sub was merged with and into AYRO Operating, with each issued and outstanding share of AYRO Operating’s common stock, including shares underlying AYRO Operating’s outstanding equity awards and warrants, being converted into the right to receive 1.3634 shares (the “Exchange Ratio”) of the Company’s Common Stock, and with AYRO Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Upon completion of the Merger on May 28, 2020, the Company changed its name to “AYRO, Inc.”

Effective as of 6:05 pm Eastern Time on May 26, 2020, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our Common Stock, at a ratio of one share for ten shares. Immediately following the reverse stock split, we issued a stock dividend of one share of Common Stock for each outstanding share of Common Stock to all holders of record immediately following the effective time of the reverse stock split. The net result of the reverse stock split and the stock dividend was a 1-for-5 reverse stock split (the “May 2020 Reverse Split”).

Effective as of 4:00 pm Eastern Time on September 15, 2023, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our Common Stock, at a ratio of one share for eight shares (the “September 2023 Reverse Split,” and collectively with the May 2020 Reverse Split, the “Reverse Splits”). Except as otherwise provided herein, all share amounts for periods or as of a date that precedes either of the Reverse Splits have been adjusted to give effect to the Reverse Splits.

 Directors and Nominees

The following table sets forth the name, age and positions as of the Record Date of the directors currently serving on our Board, each of whom is also a director nominee:

Name	Age	Director Since	Position with the Company
Thomas M. Wittenschlaeger	66	December 2021	Chief Executive Officer and Director
Joshua Silverman	53	August 2016	Chairman of the Board
Sebastian Giordano	66	February 2013	Director
Greg Schiffman	66	February 2018	Director
Zvi Joseph	57	January 2018	Director
George Devlin	70	May 2020	Director
Wayne R. Walker	64	December 2020	Director

8

The following sets forth biographical information and the qualifications and skills for each director nominee:

Thomas M. Wittenschlaeger. Mr. Wittenschlaeger is an experienced executive with a background in the electric vehicle (“EV”) industry and vehicle technologies businesses. Mr. Wittenschlaeger has served as the Company’s Chief Executive Officer since September 2021. From August 2019 to September 2021, Mr. Wittenschlaeger served as chief executive officer of Nantmobility, Inc., an EV company in the micromobility segment. From February 2015 to July 2019, he served as an executive at FOX Factory, Inc., a developer of off-road and performance vehicle components, serving as President of its Powered Vehicles Group from February 2015 to June 2018, and as Chief Strategy Officer from June 2018 to July 2019. Prior to joining FOX Factory, Inc., Mr. Wittenschlaeger served as President of NantTronics, Inc., a wireless infrastructure and enabling technologies company, from November 2012 to January 2015. From December 2011 to November 2012, he served as chairman and chief executive officer of KeyOn Communications Holdings, Inc., during which time he guided the company through a business rationalization, comprehensive financial restructuring, asset divestiture and controlled wind-down and restored two businesses to operations from a shutdown state. During a 16-year stint at the Hughes Aircraft Company, he researched advanced technology products for the automotive market as well as for the military transport market decades in advance of their ultimate adoption. Mr. Wittenschlaeger holds a B.S. in electrical engineering from the United States Naval Academy and is a graduate of the Executive Program in Management, Business Administration, and Operations at the Anderson School of Management, University of California at Los Angeles. His portfolio of patents includes IP in vehicle damper tuning, wireless infrastructure, cyber resiliency and supercomputing. Mr. Wittenschlaeger’s qualifications to sit on the Board include his experience as an executive in the EV industry and his broad experience managing automotive businesses.

Joshua Silverman. Mr. Silverman has been our director since May 28, 2020, and currently serves as Chairman of the Board. Prior to the Merger, Mr. Silverman had served as a member of the DropCar Board of Directors since the 2018 Merger (as defined below). Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder of, and was previously a principal and managing partner of, Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. From its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies, and was often called upon by such companies to solve inefficiencies relating to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the President of the United States. Mr. Silverman currently serves as a director of MYMD Pharmaceuticals, Inc. (NASDAQ: MYMD), Pharmacyte, Inc. (NASDAQ: PMCB), Synaptogenix, Inc. (NASDAQ: SNPX) and Petros Pharmaceutical, Inc. (NASDAQ: PTPI), all of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and director of numerous public companies.

Sebastian Giordano. Mr. Giordano served as a member of the DropCar Board of Directors since the completion of the business combination with DropCar, Inc. (“Private DropCar”) and DC Acquisition Corporation, pursuant to which Private DropCar became a wholly owned subsidiary of WPCS International Incorporated (“WPCS”), which then changed its name to DropCar on January 30, 2018 (the “2018 Merger”), and, prior to that time, served as a director of WPCS since February 2013, and has continued to serve as a director of the Company following the Merger. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the 2018 Merger. Mr. Giordano has served as Chairman and Chief Executive Officer of Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) since January 2022. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and MBA degrees from Iona College. Mr. Giordano’s qualifications to sit on the Board include his broad management experience, including having served as Chief Executive Officer of WPCS.

9

Greg Schiffman. Mr. Schiffman served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director of the Company following the Merger. Mr. Schiffman serves as a senior advisor to Absci Corporation. Mr. Schiffman previously served as Chief Financial Officer of Absci Corporation from April 2020 until his retirement in August 2023. He previously served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He also previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, Dendreon Corporation, from December 2006 through December 2013, and Affymetrix Corporation, from August 2001 through November 2006. In November 2014, Dendreon Corporation filed for Chapter 11 bankruptcy protection. He currently serves on the boards of directors of Nanomix Corporation (OTCQB: NNMX) and BioEclipse Therapeutics, Inc. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management. Mr. Schiffman’s qualifications to sit on the Board include his financial background, business experience and education.

Zvi Joseph. Mr. Joseph served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director of the Company following the Merger. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business and a Corporate Director Certificate, Corporate Governance, from Harvard Business School. Mr. Joseph is NACD Directorship Certified®. Mr. Joseph’s qualifications to sit on the Board include his legal experience and education.

George Devlin. Mr. Devlin has, since 2007, managed his own consulting business, Venture Connections (G&L Devlin Limited), primarily focused on helping early stage companies with fundraising, commercialization and strategic planning. From 2005 to 2007, Mr. Devlin worked in operations at Texas Pacific Group (TPG – Private Equity), where he supported deal partners on due diligence and transformation activities involved in deals. From 2002 to 2005, Mr. Devlin served as Chief Executive Officer of Vivecon, a Stanford University start-up in Supply Chain Risk Management solutions. From 2001 to 2002, he served as Chief Operations Officer of Converge, Inc. From 1998 to 2001, Mr. Devlin worked at Compaq Computer Corporation, eventually holding the post of Senior Vice President of Global Operations based in Houston, Texas. He is a native of Scotland and graduated with a Business Studies diploma and a post-graduate diploma in Human Resources from Glasgow Polytechnic, now called Caledonian University. Mr. Devlin’s qualifications to sit on the Board include his international experience and expertise, ranging from a successful career as an executive in a major global corporation (supply chain and operations) to becoming an entrepreneur and helping many early-stage start-up technology companies globally.

Wayne R. Walker. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2018 to the present, Mr. Walker has served as a director of Wrap Technologies, Inc. (NASDAQ: WRAP), an innovator of modern policing solutions, where he also serves as Chair of the Nominating and Governance Committee and of the Compensation Committee. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as Chairman of the Board of Directors of BridgeStreet Worldwide, Inc., a global provider of extended corporate housing. From 2016 to 2018, Mr. Walker served as Chairman of the Board of Directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. From 2020 to the present, Mr. Walker has served as a director of Petros Pharmaceuticals, Inc. (NASDAQ: PTPI), which focuses on men’s health, where he also serves as Chair of the Nominating and Governance Committee. Mr. Walker has also served on the board of directors for the following companies and foundations: Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a Doctor of Jurisprudence from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association. Mr. Walker’s qualifications to sit on the Board include his business experience and his extensive board experience.

The Board regards all of the individuals above as competent professionals with many years of experience in the business community. The Board believes that the overall experience and knowledge of the members of Board will contribute to the overall success of our business.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees. All of the seven director nominees are presently directors of the Company.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Vote Required

The seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected.

The Board recommends a vote FOR the director nominees.

10

CORPORATE GOVERNANCE

AYRO, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Code of Conduct and Ethics and Whistleblower Policy

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Conduct”) that applies to all of our associates, as well as each of our directors and certain persons performing services for us. The Code of Conduct addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Conduct, employee misconduct, improper conflicts of interest or other violations. Our Code of Conduct is available on our website at https://ayro.com/ in the “Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Code of Conduct at the same web address provided above.

Board Composition

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. As of October 30, 2023, the Board consists of Thomas M. Wittenschlaeger, Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.

Board Diversity

 We have no formal policy regarding Board diversity. The Company values diversity on a Company-wide basis and seeks to achieve a mix of directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the director nomination process.

In accordance with Rule 5605(f) of the NASDAQ Listing Rules (the “NASDAQ Rules”), the following chart sets forth certain self-identified personal demographic characteristics of our directors as of October 30, 2023 and October 26, 2022.

Board Diversity Matrix

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	7	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

11

Director Independence

We are currently listed on the NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Rules. Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director and director nominee concerning his background, employment, and affiliations, including family relationships, we have determined that our current directors Messrs. Silverman, Schiffman, Joseph, Devlin and Walker have no material relationship with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the NASDAQ Rules.

Board Committees, Meetings and Attendance

During the fiscal year ended December 31, 2022, the Board held nine meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During the fiscal year ended December 31, 2022, each director attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of committees on which he served during his tenure as a director or committee member, and a majority of directors did not attend the Company’s 2022 annual meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation and Human Resources Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at https://ayro.com/ in the “Governance” section under “Investors.”

As of October 30, 2023, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation and Human Resources Committee	Nominating and Corporate Governance Committee
Joshua Silverman*	Member	Member	Chairman
Greg Schiffman	Chairman	Member	Member
Zvi Joseph	Member	Chairman	Member

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;
●	reviewing the proposed scope and results of the audit;
●	reviewing and pre-approving audit and non-audit fees and services;

12

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;
●	reviewing and approving transactions between us and our directors, officers and affiliates;
●	recognizing and preventing prohibited non-audit services;
●	establishing procedures for complaints received by us regarding accounting matters;
●	overseeing internal audit functions, if any; and
●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Greg Schiffman (chairman), Zvi Joseph and Joshua Silverman. Our Board has determined that Messrs. Schiffman, Joseph and Silverman are independent in accordance with NASDAQ Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Greg Schiffman qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. During the fiscal year ended December 31, 2022, the Audit Committee held four meetings.

Compensation and Human Resources Committee

Our Compensation and Human Resources Committee is responsible for, among other matters:

●	reviewing and approving the compensation arrangements for management, including the compensation for our chief executive officer;
●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation and Human Resources Committee;
●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administering our incentive compensation plans;
●	preparing the report of the Compensation and Human Resources Committee if such report is required by the SEC to be included in our annual meeting proxy statement or Annual Report on Form 10-K;
●	reviewing and approving any employment agreements and any severance arrangements or plans;
●	reviewing and approving employment benefit plans;
●	reviewing director compensation for Board and committee services;
●	reviewing the Company’s diversity and inclusion initiatives; and
●	reviewing the effectiveness of the Company’s human resources and human capital management policies, practices, strategies and goals.

Our Compensation and Human Resources Committee is composed of Greg Schiffman, Zvi Joseph (chairman) and Joshua Silverman. Our Board has determined that Messrs. Schiffman, Joseph and Silverman are independent in accordance with NASDAQ Rules. The Compensation and Human Resources Committee has the authority to delegate to subcommittees of the Compensation and Human Resources Committee any of the responsibilities of the full committee. The Compensation and Human Resources Committee may invite such members of management to its meetings as it deems appropriate. However, no officer may be present during Compensation and Human Resources Committee deliberations or voting at which his or her compensation is discussed or determined. During the fiscal year ended December 31, 2022, the Compensation and Human Resources Committee held two meetings. In the fiscal year ended December 31, 2022, the Company did not retain the services of any compensation consultants.

13

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;
●	reviewing each director and nominee annually;
●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;
●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;
●	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;
●	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and
●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Greg Schiffman, Zvi Joseph and Joshua Silverman (chairman). During the fiscal year ended December 31, 2022, the Nominating and Corporate Governance Committee held one meeting.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during the fiscal year ended December 31, 2022.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;
●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and
●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

14

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer (“PEO”) are filled by two separate individuals. Mr. Silverman currently serves as our Chairman of the Board, and Mr. Wittenschlaeger currently serves as our PEO. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation and Human Resources Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation and Human Resources Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation and Human Resources Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

Except as disclosed in the biographical information set forth herein under “Proposal 1: Election of Directors – Directors and Nominees,” there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer.

15

DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation earned by the non-employee directors during the fiscal year ended December 31, 2022, for services to the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All other compensation ($)	Total ($)
Greg Schiffman	59,750	84,500	-	144,250
Joshua Silverman	139,250	148,000	-	287,250
Sebastian Giordano	47,250	84,500	60,000	191,750
Zvi Joseph	58,750	84,500	-	143,250
George Devlin	47,250	84,500	-	131,750
Wayne R. Walker	47,250	84,500	-	131,750

(1)	Amounts reflect the full grant-date fair value of stock awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provided information regarding the assumptions used to calculate the value of all stock awards and option awards made to our executive officers in Note 11 to the audited consolidated financial statements for the year ended December 31, 2022.

On February 1, 2022, the Board approved annual director compensation for the director compensation cycle beginning on February 1, 2022. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-employee director, an annual cash retainer fee of $47,250; (B) to the Chairman of the Board, an additional annual cash retainer fee of $84,000; and (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation and Human Resources Committee Chair, and (z) $8,000 to the Nominating and Corporate Governance Committee Chair. The Board further approved compensation for Mr. Giordano in the amount of $60,000 in connection with his service on the Company’s Budget and Strategy Committee. Additionally, on February 1, 2022, pursuant to the AYRO, Inc. 2020 Long-Term Incentive Plan (the “Plan”), the Company issued an aggregate of 55,282 shares of restricted stock to its non-employee directors at a value of $10.32 per share, as shown in the following table:

Director	Awarded Shares	Vesting Schedule
Josh Silverman	14,342	See (1) below
George Devlin	8,188	See (1) below
Sebastian Giordano	8,188	See (1) below
Zvi Joseph	8,188	See (1) below
Greg Schiffman	8,188	See (1) below
Wayne Walker	8,188	See (1) below

(1)	Vests in four equal installments on each quarterly anniversary of the date of the grant, provided that the director has continuously provided services to the Company through that date.

On January 24, 2023, the Board approved annual director compensation for the director compensation cycle beginning on February 1, 2023. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-employee director, an annual cash retainer fee of $47,250; (B) to the Chairman of the Board, an additional annual cash retainer fee of $84,000; and (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation and Human Resources Committee Chair, and (z) $8,000 to the Nominating and Corporate Governance Committee Chair. Additionally, on February 1, 2023, pursuant to the Plan, the Company issued an aggregate of 95,087 shares of restricted stock to its non-employee directors at a value of $6.00 per share, as shown in the following table:

Director	Awarded Shares	Vesting Schedule
Josh Silverman	24,667	See (1) below
George Devlin	14,084	See (1) below
Sebastian Giordano	14,084	See (1) below
Zvi Joseph	14,084	See (1) below
Greg Schiffman	14,084	See (1) below
Wayne Walker	14,084	See (1) below

(1)	Vests in four equal installments on each quarterly anniversary of the date of the grant, provided that the director has continuously provided services to the Company through that date.

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date by:

●	each person known by us to beneficially own more than 5.0% of our Common Stock, Series H-6 Preferred Stock or Series H-7 Preferred Stock;
●	each of our directors and nominees;
●	each of our current executive officers;
●	each of our Named Executive Officers; and
●	all of our directors and executive officers as a group.

The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, subject to any applicable beneficial ownership blockers. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series H-6 Preferred Stock Beneficially Owned (2)	Percentage of Class	Number of Shares of Series H-7 Preferred Stock Beneficially Owned (3)	Percentage of Class	Total Voting Power
5% Beneficial Owner
Alpha Capital Anstalt (4)	530,385	9.99%	-	*	3,000	13.64%	12.07%
The Hewlett Fund LP (5)	542,745	9.99%	-	*	2,000	9.09%	10.22%
Mainfield Enterprises, Inc. (6)	256,834	4.99%	-	*	2,500	11.36%	7.93%
Richard Abbe/ Iroquois Capital Management L.L.C. (7)	542,745	9.99%	50	100%	14,000	63.64%	34.14%

Named Executive Officers and Directors
George Devlin (8)	28,380	*	-	*	-	*	*
Sebastian Giordano (9)	28,280	*	-	*	-	*	*
David E. Hollingsworth	-	*	-	*	-	*	*
Zvi Joseph (10)	25,120	*	-	*	-	*	*
Richard Perley (11)	7,469	*	-	*	-	*	*
Joshua Silverman (12)	49,584	1.01%	-	*	-	*	*
Greg Schiffman (13)	27,532	*	-	*	-	*	*
Curtis Smith (14)	28,165	*	-	*	-	*	*
Wayne R. Walker (15)	21,925	*	-	*	-	*	*
Thomas M. Wittenschlaeger (16)	6,250	*	-	*	-	*	*
All current executive officers and Directors as a group (8 persons)	187,071	3.83%	-	*	-	*	2.15%

1.	Percentage of Common Stock ownership is based on 4,890,137 shares of Common Stock issued and outstanding as of the Record Date.

17

2.	Percentage of Series H-6 Preferred Stock ownership is based on 50 shares of Series H-6 Preferred Stock issued and outstanding as of the Record Date.

3.	Percentage of Series H-7 Preferred Stock ownership is based on 22,000 shares of Series H-7 Preferred Stock issued and outstanding as of the Record Date.

4.	Based on a Schedule 13G/A filed on August 15, 2023 by Alpha Capital Anstalt and on certain information made available to the Company. The address of Alpha Capital Anstalt is Altenbach 8, FL-9490 Vaduz, Furstentums, Liechtenstein. Includes (i) 111,361 shares of Common Stock, (ii) 3,000 shares of Series H-7 Preferred Stock, convertible into up to 1,500,000 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and (iii) warrants to purchase up to 1,500,000 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker).

5.	Based on certain information made available to the Company. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570. The Hewlett Fund LP is the beneficial owner of 2,000 shares of Series H-7 Preferred Stock, convertible into up to 1,000,000 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and warrants to purchase up to 1,000,000 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker).

6.	Based on certain information made available to the Company. The address of Mainfield Enterprises Inc. is Ariel House, 74 Charlotte Street, London W1T4QJ, United Kingdom. Mainfield Enterprises Inc. is the beneficial owner of 2,500 shares of Series H-7 Preferred Stock, convertible into up to 1,250,000 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker), and warrants to purchase up to 1,250,000 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

7.	Based on a Schedule 13G jointly filed on September 12, 2023 by Richard Abbe (“Mr. Abbe”), Kimberly Page (“Ms. Page”) and Iroquois Capital Management L.L.C. and on certain information made available to the Company. Shares beneficially owned by Iroquois Capital Investment Group LLC (“ICIG”) include (i) warrants exercisable within 60 days of the Record Date to purchase up to 4,519,295 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), (ii) 17 shares of Series H-6 Preferred Stock, convertible into up to 62 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and (iii) 9,000 shares of Series H-7 Preferred Stock, convertible within 60 days of the Record Date into up to 4,500,000 shares of Common Stock (subject to a 9.99% beneficial ownership blocker). Shares beneficially owned by Iroquois Master Fund Ltd. (“IMF”) include (i) warrants exercisable within 60 days of the Record Date to purchase up to 2,524,972 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), (ii) 33 shares of Series H-6 Preferred Stock, convertible into up to 119 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and (iii) 5,000 shares of Series H-7 Preferred Stock, convertible within 60 days of the Record Date into up to 2,500,000 shares of Common Stock (subject to a 9.99% beneficial ownership blocker). Mr. Abbe exercises sole voting and dispositive power over the shares held by ICIG and shares voting and dispositive power over the shares held by IMF with Ms. Page. As such, Mr. Abbe may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by ICIG and IMF and Ms. Page may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by IMF.

8.	Mr. Devlin’s total includes 28,380 shares of Common Stock.

9.	Mr. Giordano’s total includes 28,280 shares of Common Stock.

10.	Mr. Joseph’s total includes 25,120 shares of Common Stock.

11.	Mr. Perley’s total includes options to purchase 7,469 shares of Common Stock that are exercisable within 60 days of the Record Date.

12.	Mr. Silverman’s total includes 49,584 shares of Common Stock.

13.	Mr. Schiffman’s total includes 27,532 shares of Common Stock.

14.	Mr. Smith’s total includes options to purchase 28,165 shares of Common Stock that are exercisable within 60 days of the Record Date.

15.	Mr. Walker’s total includes 21,925 shares of Common Stock.

16.	Mr. Wittenschlaeger’s total includes 6,250 shares of Common Stock.

18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership of such ordinary shares with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our legal team assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based solely on our review of the copies of such forms we have received, we believe that all required Section 16(a) reports were timely filed during our fiscal year ended December 31, 2022 except for the following: (i) Joshua Silverman made a late Form 4 filing on November 3, 2022 with respect to one transaction, a broker-assisted sale of Common Stock; (ii) Zvi Joseph made a late Form 4 filing on November 3, 2022 with respect to one transaction, a broker-assisted sale of Common Stock; (iii) Sebastian Giordano made a late Form 4 filing on November 3, 2022 with respect to one transaction, a broker-assisted sale of Common Stock; and (iv) Greg Schiffman made a late Form 4 filing on November 3, 2022 with respect to one transaction, a broker-assisted sale of Common Stock.

19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Corporate Code of Conduct and Ethics and Whistleblower Policy, which applies to all of our employees, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Corporate Code of Conduct and Ethics and Whistleblower Policy.

August 2023 Private Placement

On August 7, 2023, the Company entered into a securities purchase agreement with certain existing investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors (i) an aggregate of 22,000 shares of Series H-7 Preferred Stock, initially convertible into up to an aggregate of 2,750,000 shares of Common Stock at an initial conversion price of $8.00 per share, subject to adjustment, and (ii) warrants initially exercisable for up to an aggregate of 2,750,000 shares of Common Stock at an initial exercise price of $8.00 per share, subject to adjustment (collectively, the “Private Placement”). Following the September 2023 Reverse Split, the conversion price for the Series H-7 Preferred Stock was reduced to $2.00 per share pursuant to the terms of the Series H-7 Preferred Stock Certificate of Designations and the exercise price for the warrants was reduced to $2.00 per share pursuant to the terms of the warrants. The Private Placement closed on August 10, 2023. The aggregate gross proceeds from the Private Placement were approximately $22 million. In connection with the Private Placement, the Company received investments of (i) $14.0 million from affiliates of Mr. Abbe and Iroquois Capital Management L.L.C., (ii) $3.0 million from Alpha Capital Anstalt and (iii) $2.0 million from The Hewlett Fund LP, each of whom is the beneficial owner of 5.0% or more of our Common Stock.

20

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of the Record Date:

Name	Age	Position with the Company
Thomas M. Wittenschlaeger	66	Chief Executive Officer
David E. Hollingsworth	43	Chief Financial Officer

Please see the biography of Mr. Wittenschlaeger on page 9 of this Proxy Statement.

David E. Hollingsworth. Mr. Hollingsworth is a senior level accounting professional with extensive experience in financial reporting, analysis, regulation and supervision. Mr. Hollingsworth has served as the Company’s Chief Financial Officer since August 2022 and as its Interim Chief Financial Officer from January 2022 to August 2022. From March 2021 until January 2022, Mr. Hollingsworth served as a consultant with Bridgepoint Consulting, a provider of financial, technology, and management consulting services, and served as the Company’s Controller under a consulting agreement between the Company and Bridgepoint Consulting. From January 2020 until March 2021, he served as Controller at Wondercide LLC, a pest control manufacturer. Before that, he worked as a Controller Consultant at Bridgepoint Consulting from October to December 2019. From September 2018 to September 2019, Mr. Hollingsworth served as Financial Controller of CPI Products, a manufacturer of plastic products, where he oversaw accounting and financial functions, directed human resources for corporate staff at three manufacturing locations, and designed and implemented department performance criteria and tracking. From May 2015 until August 2018, Mr. Hollingsworth served as Corporate Controller of Sunworks Inc, a provider of solar power systems. Mr. Hollingsworth holds a Master of Business Administration from Weber State University and a Bachelor of Science degree in Accounting from Brigham Young University - Idaho.

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers and making compensation decisions with respect to such executive officers lies with our Compensation and Human Resources Committee. Prior to the amendment and restatement of the Compensation and Human Resources Committee Charter in October 2022, compensation decisions were made by the Board following the recommendation of the Compensation and Human Resources Committee. In the fiscal year ended December 31, 2022, the Company did not retain the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In the fiscal year ended December 31, 2022, we designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and other key employees with those of our stockholders by motivating our executive officers and other key employees to increase stockholder value.

21

Summary Compensation Table

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2022 and 2021 by (i) all individuals who served as our PEO during the fiscal year ended December 31, 2022, (ii) our two most highly compensated executive officers, other than individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2022, with compensation during the fiscal year ended December 31, 2022 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2022 (the individuals falling within categories (i), (ii) and (iii), the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All other compensation ($)	Total ($)
Thomas M. Wittenschlaeger (2)	2022	263,700	132,500	-	-	-	396,200
Chief Executive Officer	2021	71,106	-	1,117,092	-	-	1,188,198

David E. Hollingsworth (3)	2022	209,675	87,100	2,760	-	-	299,535
Chief Financial Officer

Curtis Smith (4)	2022	-	-	-	-	245,833	245,833
Former Chief Financial Officer	2021	226,506	50,000	-	-	-	276,506

Richard Perley (5)	2022	-	-	-	-	245,833	245,833
Former Chief Marketing Officer	2021	149,998	50,002	-	-	-	200,000

(1)	The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 3 of the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 23, 2022
(2)	Appointed as an officer of the Company effective as of September 23, 2021.
(3)	Appointed as an officer of the Company effective as of January 14, 2022.
(4)	Resigned effective as of January 14, 2022.
(5)	Terminated engagement with the Company effective as of January 14, 2022.

Change in Management

From September 2021 through January 2022, the Company underwent a change in management. In September 2021, Mr. Wittenschlaeger joined the Company as Chief Executive Officer. Following the hiring of Mr. Wittenschlaeger, in January 2022 Messrs. Smith and Perley resigned from their respective positions as Chief Financial Officer and Chief Marketing Officer and Mr. Hollingsworth was hired as the Company’s Interim Chief Financial Officer. In August 2022, the Company appointed Mr. Hollingsworth as Chief Financial Officer.

The Company has entered into executive employment agreements with Messrs. Wittenschlaeger and Hollingsworth. Prior to the Merger, AYRO Operating had entered into an employment agreement with Mr. Smith. Immediately prior to the effective time of the Merger, AYRO Operating entered into an amendment to the executive employment agreement with Mr. Smith, effective upon completion of the Merger.

Mr. Perley provided services as a contractor to AYRO Operating pursuant to an independent contractor agreement AYRO Operating entered into with an entity controlled by Mr. Perley.

Narrative Disclosure to Summary Compensation Table

The material terms of the employment agreements and the independent contractor agreements with the Named Executive Officers of the Company are summarized below.

22

Executive Employment Agreement with Thomas M. Wittenschlaeger

On September 23, 2021, the Company entered into an executive employment agreement (the “Wittenschlaeger Employment Agreement”) with Mr. Wittenschlaeger setting forth the terms and conditions of Mr. Wittenschlaeger’s employment as the Company’s Chief Executive Officer, effective September 23, 2021. Pursuant to the Wittenschlaeger Employment Agreement, Mr. Wittenschlaeger will serve as the Chief Executive Officer of the Company for a two-year initial term commencing on September 23, 2021, which term may be renewed for up to three successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Wittenschlaeger Employment Agreement. Subject to the approval of the Company’s stockholders, Mr. Wittenschlaeger also serves as a member of the Board.

The Wittenschlaeger Employment Agreement provides that Mr. Wittenschlaeger is entitled to receive an annual base salary of two hundred-eighty thousand dollars ($280,000), payable in equal installments semi-monthly pursuant to the Company’s normal payroll practices. For the 2021 fiscal year, Mr. Wittenschlaeger was eligible to receive a partial bonus as determined by the Board, based upon the achievement of short-term target objectives and performance criteria as agreed upon by Mr. Wittenschlaeger and the Board, with such partial bonus payable no later than March 15, 2022. Mr. Wittenschlaeger is also eligible to receive, for subsequent fiscal years during the term of his employment, periodic bonuses up to 50% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus relates. For the fiscal year ended December 31, 2022, Mr. Wittenschlaeger was awarded a bonus of $132,500. Targets and performance criteria shall be established by the Board after consultation with Mr. Wittenschlaeger, but the evaluation of Mr. Wittenschlaeger’s performance shall be at the Board’s sole discretion. The Wittenschlaeger Employment Agreement also entitles Mr. Wittenschlaeger to receive customary benefits and reimbursement for ordinary business expenses and relocation expenses of $15,000.

In connection with Wittenschlaeger’s appointment and as an inducement to enter into the Wittenschlaeger Employment Agreement, the Company granted Mr. Wittenschlaeger 56,250 shares of the Company’s restricted Common Stock, pursuant to a restricted stock award agreement entered into by the Company with Mr. Wittenschlaeger on September 23, 2021, which shares shall vest in tranches of 11,250 shares upon the achievement of certain stock price, market capitalization and business milestones.

The Company may terminate Mr. Wittenschlaeger’s employment due to death or disability, for cause (as defined in the Wittenschlaeger Employment Agreement) at any time after providing written notice to Mr. Wittenschlaeger, and without cause at any time upon thirty days’ written notice. Mr. Wittenschlaeger may terminate his employment without good reason (as defined in the Wittenschlaeger Employment Agreement) at any time upon thirty days’ written notice or with good reason, which requires delivery of a notice of termination within ninety days after Mr. Wittenschlaeger first learns of the existence of the circumstances giving rise to good reason, and failure of the Company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

If Mr. Wittenschlaeger’s employment is terminated by the Company for cause or if Mr. Wittenschlaeger resigns, Mr. Wittenschlaeger shall receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed pursuant to the Wittenschlaeger Employment Agreement. If Mr. Wittenschlaeger’s employment is terminated due to his death or disability, Mr. Wittenschlaeger or his estate will receive the accrued obligation Mr. Wittenschlaeger would have received upon termination by the Company for cause or by Mr. Wittenschlaeger by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

23

If Mr. Wittenschlaeger’s employment is terminated by the Company without cause or upon non-renewal or by Mr. Wittenschlaeger for good reason, Mr. Wittenschlaeger is entitled to receive the accrued obligation Mr. Wittenschlaeger would have received upon termination by the Company for cause or by Mr. Wittenschlaeger by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Wittenschlaeger Employment Agreement and the execution of a release of claims in favor of the Company, the Company will pay the following severance payments and benefits: (i) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Wittenschlaeger, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Wittenschlaeger, or (z) if Mr. Wittenschlaeger’s termination of employment occurs during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Wittenschlaeger is eligible for under the Wittenschlaeger Employment Agreement; provided that, other than the first year of the Wittenschlaeger Employment Agreement, no bonus amount shall be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals are not achieved by the Company for such year; and (iii) an amount intended to assist Mr. Wittenschlaeger with his post-termination health coverage, provided however, he is under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

If Mr. Wittenschlaeger’s employment is terminated by the Company without cause or by Mr. Wittenschlaeger for good reason or upon non-renewal within 12 months following a change in control (as defined in the Wittenschlaeger Employment Agreement), Mr. Wittenschlaeger shall receive the severance payments and benefits he would receive in the event that the Company terminates Mr. Wittenschlaeger’s employment without cause or upon non-renewal or by Mr. Wittenschlaeger for good reason set forth above. In addition, certain performance milestones for his equity award will be waived, and certain unvested restricted shares shall immediately vest and no longer be subject to any holding period.

The Wittenschlaeger Employment Agreement also contains customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation, non-disparagement, and assignment of inventions requirements.

Executive Employment Agreement with David E. Hollingsworth

In connection with Mr. Hollingsworth’s appointment as the Company’s Chief Financial Officer, on August 23, 2022, the Company entered into an executive employment agreement (the “Hollingsworth Employment Agreement”) with Mr. Hollingsworth setting forth the terms and conditions of Mr. Hollingsworth’s employment, effective August 23, 2022. Pursuant to the Hollingsworth Employment Agreement, Mr. Hollingsworth will serve as the Chief Financial Officer of the Company for a two-year initial term commencing on August 23, 2022, which term may be renewed for up to two successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Hollingsworth Employment Agreement.

The Hollingsworth Employment Agreement provides that Mr. Hollingsworth is entitled to receive an annual base salary of two hundred-thirty thousand dollars ($230,000), payable in equal installments semi-monthly pursuant to the Company’s normal payroll practices. For each fiscal year during the term of his employment, Mr. Hollingsworth is eligible to receive periodic bonuses of up to 40% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus relates. Targets and performance criteria shall be established by the Board after consultation with Mr. Hollingsworth and the Company’s Chief Executive Officer, but the evaluation of Mr. Hollingsworth’s performance shall be at the Board’s sole discretion. For the fiscal year ended December 31, 2022, Mr. Hollingsworth was awarded a bonus of $87,100. The Hollingsworth Employment Agreement also entitles Mr. Hollingsworth to receive customary benefits and reimbursement for ordinary business expenses.

In connection with Mr. Hollingsworth’s appointment and as an inducement to enter into the Hollingsworth Employment Agreement, the Company granted Mr. Hollingsworth 12,500 shares of the Company’s restricted Common Stock at a value of $0.24 per share, which shares shall vest in tranches of 3,125 shares upon the achievement of certain stock price, market capitalization and business milestones.

The Company may terminate Mr. Hollingsworth’s employment due to death or disability, for cause (as defined in the Hollingsworth Employment Agreement) at any time after providing written notice to Mr. Hollingsworth, and without cause at any time upon thirty days’ written notice. Mr. Hollingsworth may terminate his employment without good reason (as defined in the Hollingsworth Employment Agreement) at any time upon thirty days’ written notice or with good reason, which requires delivery of a notice of termination within ninety days after Mr. Hollingsworth first learns of the existence of the circumstances giving rise to good reason, and failure of the Company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

24

If Mr. Hollingsworth’s employment is terminated by the Company for cause, as a result of Mr. Hollingsworth’s resignation or as a result of the expiration of the term of the Hollingsworth Employment Agreement, Mr. Hollingsworth shall receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed pursuant to the Hollingsworth Employment Agreement.

If Mr. Hollingsworth’s employment is terminated due to his death or disability, Mr. Hollingsworth or his estate will receive the accrued obligations Mr. Hollingsworth would have received upon termination by the Company for cause or by Mr. Hollingsworth by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

If Mr. Hollingsworth’s employment is terminated by the Company without cause or by Mr. Hollingsworth for good reason, Mr. Hollingsworth is entitled to receive the accrued obligations he would have received upon termination by the Company for cause or by Mr. Hollingsworth by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Hollingsworth Employment Agreement and the execution of a release of claims in favor of the Company, the Company will pay the following severance payments and benefits: (i) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Hollingsworth, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Hollingsworth, or (z) if Mr. Hollingsworth’s termination of employment occurs during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Hollingsworth is eligible for under the Hollingsworth Employment Agreement; provided that no bonus amount shall be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals are not achieved by the Company for such year; and (iii) an amount intended to assist Mr. Hollingsworth with his post-termination health coverage, provided, however, that he is under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

The Hollingsworth Employment Agreement also contains customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation, non-disparagement, and assignment of inventions requirements.

Executive Employment Agreement with Curtis Smith

Pre-Merger Smith Employment Agreement

Pursuant to his employment agreement, effective March 8, 2018, and to subsequent actions by AYRO Operating’s board of directors, Curtis E. Smith was entitled to a base salary of $200,000 and a target annual bonus in the amount of 25% of his annual base salary. The target annual bonus was based on Mr. Smith’s performance, as determined by AYRO Operating’s board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by AYRO Operating’s board of directors. Mr. Smith was eligible to participate in the AYRO, Inc. 2017 Long Term Incentive Plan (the “2017 LTIP”), subject to the discretion of AYRO Operating’s board of directors, if and when the board of directors determined to make a grant to him.

Smith Employment Agreement Amendment

On May 28, 2020, immediately prior to the effective time of the Merger, AYRO Operating entered into an amendment to its executive employment agreement with Mr. Smith (the “Smith Amendment”). The Smith Amendment provided that if Mr. Smith’s employment was terminated upon either party’s failure to renew or by Mr. Smith without good reason, then all of Mr. Smith’s vested, outstanding stock options would remain exercisable until the earlier of the expiration of the option’s term or the date that is two years following the termination. The Smith Amendment further provided that if Mr. Smith’s employment was terminated by AYRO Operating without cause or by Mr. Smith for good reason, then all outstanding equity awards granted to Mr. Smith pursuant to his employment agreement would be fully and immediately vested, to the extent not previously vested, and all of his then vested, outstanding stock options would remain exercisable until the earlier of the expiration of the options’ term or the date that is two years following termination.

25

Resignation of Chief Financial Officer and General Release and Severance Agreement

Effective as of January 14, 2022 (the “Smith Resignation Date”), Mr. Smith resigned from his role as an officer and employee of the Company.

On January 14, 2022, in connection with Mr. Smith’s resignation, the Company and Mr. Smith entered into a General Release and Severance Agreement (the “Smith Severance Agreement”). Pursuant to the Smith Severance Agreement, Mr. Smith was entitled to receive a cash separation payment in the amount of $237,500, less applicable tax deductions and withholdings, payable in a lump sum within 8 days of January 21, 2022.

The Smith Severance Agreement provided Mr. Smith the opportunity to revoke his acceptance of the Smith Severance Agreement within eight calendar days of the Smith Resignation Date, in which case the Smith Severance Agreement would not be effective and would be deemed void.

In exchange for the consideration provided to Mr. Smith in the Smith Severance Agreement, Mr. Smith and the Company agreed to mutually waive and release any claims in connection with Mr. Smith’s hiring, compensation, benefits, employment, or separation from employment with the Company.

In connection with the execution of the Smith Severance Agreement, Mr. Smith’s existing executive employment agreement, as amended, was terminated; provided, however, that certain surviving customary confidentiality provisions and related covenants remain in full force and effect. The Smith Severance Agreement also provides for certain customary mutual covenants regarding confidentiality, indemnification and non-disparagement.

Under the Smith Severance Agreement, the treatment of any outstanding equity awards to Mr. Smith shall be determined in accordance with the terms of the 2017 LTIP and the applicable award agreement.

Independent Contractor Agreement with Richard Perley

On August 27, 2018, AYRO Operating entered into an independent contractor agreement with PerlTek, a corporation owned and controlled by Mr. Perley, dated August 27, 2018 (along with any statements of work and addenda thereto, the “Perley Independent Contractor Agreement”). On September 9, 2019, AYRO Operating appointed Mr. Perley as Chief Marketing Officer. AYRO Operating initially paid Mr. Perley $8,333 per month, based on 50% normal business hours utilization, upon receipt of invoice, which was later increased to $16,667 per month on October 1, 2019, when Mr. Perley became a full-time associate. Such amount may have been increased or decreased based on actual hours worked. AYRO Operating was to pay Mr. Perley quarterly management by objectives (“MBO”) targeted at $12,500 per quarter, based on MBOs mutually agreed upon by the parties, payment of which would commence after the completion of the Merger. Mr. Perley was also eligible to participate in a commission pooling plan with the other sales team participants.

If AYRO Operating had terminated the contract for cause or if Mr. Perley had terminated the contract without good reason, Mr. Perley would have received his earned fees, commissions and quarterly MBO payment. If the contract was terminated by Mr. Perley for good reason or by AYRO Operating without cause, Mr. Perley would have received his earned fees, commissions and quarterly MBO payment and continued payments of fees, quarterly MBO payment and commissions owned based on the mutually agreed commission plan for six months following their termination date in an aggregate amount equal to the greater of (1) Mr. Perley’s monthly fees, quarterly MBO and qualifying commissions for the year in which the termination date occurred, or (2) Mr. Perley’s monthly fees, quarterly MBO and qualifying commissions averaged for 6 months prior to the termination date. In addition, pursuant to the option award agreements executed upon each option grant made to Mr. Perley, upon termination by AYRO Operating not for cause (as defined in such option agreements), Mr. Perley may have exercised the options vested as of the date of his termination by the earlier of (i) the date that was 3 months following Mr. Perley’s termination or (ii) the expiration date (unless being exercised by his estate).

The Perley Independent Contractor Agreement also contained certain standard covenants regarding non-solicitation, confidentiality, indemnification and assignment of work products.

Termination of Engagement of Chief Marketing Officer and General Release Agreement

Effective as of January 14, 2022, Mr. Perley terminated his engagement with the Company. As such, the Perley Independent Contractor Agreement was terminated; provided, however, that certain surviving customary confidentiality provisions and related covenants remain in full force and effect.

On January 14, 2022, in connection with the termination of the Perley Independent Contractor Agreement, the Company and Mr. Perley entered into a General Release Agreement (the “Perley Release Agreement”). Pursuant to the Perley Release Agreement, Mr. Perley was entitled to receive a cash separation payment in the amount of $237,500.00, payable in a lump sum following the expiration of 8 days following January 14, 2022.

In exchange for the consideration provided to Mr. Perley in the Perley Release Agreement, Mr. Perley and the Company agreed to mutually waive and release any claims in connection with Mr. Perley’s compensation, engagement, or cessation from engagement with the Company. The Perley Release Agreement also provides for certain customary mutual covenants regarding confidentiality, indemnification and non-disparagement.

Under the Perley Release Agreement, the treatment of any outstanding equity awards to Mr. Perley shall be determined in accordance with the terms of the 2017 LTIP and the applicable award agreement.

26

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to all unexercised stock options and unvested shares of restricted stock outstanding owned by the Named Executive Officers as of December 31, 2022.

Named Executive Officer or Director	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not yet vested (#)		Market value of shares or units of stock that have not vested($)(3)
Thomas M. Wittenschlaeger, Chief Executive Officer and Director	-	-	-	-	56,250	(1)	171,000
David E. Hollingsworth Chief Financial Officer	-	-	-	-	12,500	(2)	38,000
Curtis Smith Former Chief Financial Officer	-	-	-	-	-		-
Richard Perley Former Chief Marketing Officer	-	-	-	-	-		-

(1)	These shares vest in five tranches upon the achievement of certain stock price, market capitalization and business milestones.
(2)	These shares vest in four tranches upon the achievement of certain stock price, market capitalization and business milestones.
(3)	Calculated based on the closing price of our Common Stock on December 30, 2022, which was $3.04

Retirement Benefits

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

Change in Control Agreements

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above. In the event of the termination of employment of the Named Executive Officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

27

PAY VERSUS PERFORMANCE

Pay Versus Performance Disclosure

The following section has been prepared in accordance with Pay Versus Performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Stockholders should refer to our compensation philosophy discussion in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures. The Company did not consider this SEC-required Pay Versus Performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers, our total stockholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO - R. Keller ($) (1)	Summary Compensation Table Total for PEO - T. Wittenschlaeger ($) (2)	Compensation Actually Paid to PEO - R. Keller ($) (3)	Compensation Actually Paid to PEO - T. Wittenschlaeger ($) (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (5)	Value of Initial Fixed $100 Investment Based On: Total Stockholder Return ($) (6)	Net Income ($) (7)
(a)	(b1)	(b2)	(c1)	(c2)	(d)	(e)	(f)	(h)
2022	-	396,200	-	92,900	263,734	261,349	6.29	-22,935,353
2021	956,931	1,188,198	1,172,855	1,106,106	238,253	291,370	26.48	-33,079,414

(1) The amount listed in Column (b1) indicates all compensation received by Rod Keller in 2021. Mr. Keller was not a PEO of AYRO in 2022.

(2) The amount listed in Column (b2) indicates all compensation received by Thomas Wittenschlaeger in 2021 and 2022. Mr. Wittenschlaeger joined AYRO as PEO at the departure of Rod Keller in 2021.

(3) The amounts disclosed in Columns (c1) and (c2) reflect the adjustments listed in the tables below to the total amount reported in the SCT for the PEOs. Equity values are calculated in accordance with FASB ASC Topic 718. The tables below summarize the adjustments to the total amount reported in the SCT for the PEOs in calculating CAP:

R. Keller

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over- Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2022	-	-	-	-	-	-
2021	$0	$0	$143,949	$0	$71,975	$215,924

28

T. Wittenschlaeger

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2022	$0	$0	$-345,600	$0	$42,300	$-303,300
2021	$-1,117,092	$1,035,000	$0	$0	$0	$-82,092

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.
(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.
(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.
(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.
(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(4) For the year ended December 31, 2022, our non-PEO Named Executive Officers (“Non-PEO Named Executive Officers”), as shown in Column (d), were Curt Smith, Richard Perley and David Hollingsworth. For the year ended December 31, 2021, Curt Smith and Richard Perley were the only Non-PEO Named Executive Officers.

(5) The amounts disclosed in Column (e) reflect the adjustments listed in the table below to the total amount reported in the SCT for Non-PEO Named Executive Officers. Equity values are calculated in accordance with FASB ASC Topic 718. The table below summarizes the adjustments to the total amount reported in the SCT for Non-PEO Named Executive Officers in calculating CAP:

Non-PEO NEOs

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2022	$-2,760	$375	$0	$0	$0	$-2,385
2021	$0	$0	$70,823	$0	$35,411	$53,117

2021: Curt Smith and Richard Perley

2022: David Hollingsworth, Curt Smith and Richard Perley

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.
(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.
(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.
(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.
(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(6) The Company’s cumulative TSR, as indicated in Column (f), assumes $100 was invested in the Company for the period starting January 1, 2021, through the end of each listed year. We did not pay dividends during this period.

(7) Net Income presented in Column (h) reflects “Net Loss” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2022 and 2021.

29

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net (Loss) Income

The following graph shows the relationship of “compensation actually paid” to our PEOs and Non-PEO Named Executive Officers in 2022 and 2021 to AYRO’s net loss.

Compensation Actually Paid and Cumulative TSR

The following graph shows the relationship of “compensation actually paid” to our PEOs and Non-PEO Named Executive Officers in 2022 and 2021 to the cumulative TSR of AYRO assuming an initial investment of $100.

30

PROPOSAL 2

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

Pay that reflects performance and alignment of pay with the long-term interests of our stockholders are key principles that underlie our compensation program. The Dodd-Frank Act enables our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, the Board or the Compensation and Human Resources Committee; however, the Board values the opinions expressed by stockholders in their vote on this proposal and will review the voting results. To the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board will evaluate whether any actions are necessary to address these concerns.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion in this Proxy Statement, is hereby APPROVED.”

As required by the Dodd-Frank Act, this vote does not overrule any decisions by our Board and will not create or imply any change to or any additional fiduciary duties of the Board.

At our annual meeting of stockholders held on December 17, 2020, our stockholders voted to adopt the recommendation of our Board to hold an advisory vote to approve the compensation of our Named Executive Officers at our annual meeting of stockholders every three years. It is anticipated that both the next advisory vote to approve the compensation of our Named Executive Officers and the next advisory vote to determine the frequency of future advisory votes to approve the compensation of our Named Executive Officers will be presented at our annual meeting of stockholders in 2026.

Vote Required

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes), is required to approve, on an advisory basis, the compensation paid to our Named Executive Officers.

The Board recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our Named Executive Officers.

31

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP was responsible for performing an independent audit of the consolidated financial statements for the fiscal year ended December 31, 2022 and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2022, and the independent auditor’s reports on those financial statements, with management and with our independent auditors for the fiscal year ended December 31, 2022, Marcum LLP.

 The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Marcum LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letters from Marcum LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communication with the Audit Committee concerning independence. The Audit Committee concluded that Marcum LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in AYRO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, that was filed with the SEC.

AUDIT COMMITTEE

Greg Schiffman (Chairman)
Joshua Silverman
Zvi Joseph

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

 Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firms. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firms without obtaining specific pre-approval from the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by Marcum LLP in the fiscal year ended December 31, 2022, and by Friedman LLP in the fiscal years ended December 31, 2022 and 2021, were pre-approved by the Audit Committee.

32

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to stockholder ratification.

The Audit Committee has reviewed the independence of Marcum LLP as auditor. The Audit Committee has concluded that Marcum LLP is independent and that it is in the best interests of the Company and its stockholders to retain Marcum LLP as independent auditor for 2023.

A representative of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Friedman LLP served as the Company’s independent registered public accounting firm from 2019 until September 21, 2022. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2022, based on information provided by Friedman LLP, effective September 1, 2022, Friedman LLP combined with Marcum LLP and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Friedman LLP continued to serve as the Company’s independent registered public accounting firm through September 21, 2022. On September 21, 2022, the Audit Committee of the Board approved the dismissal of Friedman LLP as the Company’s independent registered public accounting firm and the engagement of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective as of such date. Since September 21, 2022, the services previously provided by Friedman LLP have been provided by Marcum LLP.

The reports of Friedman LLP on the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through September 21, 2022, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman LLP, would have caused Friedman LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company identified a material weakness in its internal controls over financial reporting related to segregation of duties, which was described in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022, March 31, 2022, September 30, 2021, June 30, 2021 and March 31, 2021 and Item 9A of the Company’s Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020. The Audit Committee discussed the subject matter of the reportable events with Friedman LLP, and notwithstanding these material weaknesses in internal control over financial reporting, the Company has concluded that, based on its knowledge, the consolidated financial statements, and other financial information included in its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022, March 31, 2022, September 30, 2021, June 30, 2021 and March 31, 2021 and its Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020 present fairly, in all material respects, the Company’s financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through September 21, 2022, neither the Company nor anyone on its behalf consulted with Marcum LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

33

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered (i) by Friedman LLP for the audit of our annual financial statements for the year ended December 31, 2021 and the review of our quarterly financial statements for the first and second quarters of 2022, and (ii) by Marcum LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2022 and the review of our quarterly financial statements for the third quarter of 2022, and fees billed for other services rendered by Friedman LLP and Marcum LLP during those periods. The percentage of services set forth above in the category audit related fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit) was 100%.

	2022	2021
Audit Fees:(1)	$273,334	$256,611
Audit-Related Fees:(2)	44,144	53,482
Tax Fees:(3)	61,829	8,700
All Other Fees:(4)	6,000	-
Total	$390,307	$318,793

(1)	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings. In the fiscal year ended December 31, 2022, $273,334 was billed for audit fees, of which $241,834 was billed by Friedman LLP and $31,500 was billed by Marcum LLP. In 2021, $256,611 was billed by Friedman LLP for audit fees.
(2)	Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.
(3)	Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with Marcum LLP in the fiscal year ended December 31, 2022 or with Friedman LLP in the fiscal years ended December 31, 2022 or 2021.
(4)	All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board requests that stockholders ratify the appointment of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2023. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes), is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Board recommends a vote FOR the ratification of the appointment of Marcum LLP.

34

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2024 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for the 2024 annual meeting must submit the proposal to us in writing to the attention of the Secretary at AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. The proposal must be received no later than July 2, 2024. However, pursuant to Rule 14a-8, if the 2024 annual meeting is held on a date that is before November 20, 2024 or after January 19, 2025, then a stockholder proposal submitted for inclusion in our proxy statement for the 2024 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 annual meeting.

Stockholders wishing to submit proposals to be presented directly at the 2024 annual meeting of stockholders instead of by inclusion in our proxy statement for the 2024 annual meeting must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with the 2024 annual meeting, a stockholder proposal concerning director nominations or other business must be received by our Secretary at our principal executive offices between August 16, 2024 and September 15, 2024; provided, however, if and only if the 2024 annual meeting is not scheduled to be held between November 20, 2024 and February 18, 2025, such stockholder’s notice must be received by our Secretary at our principal executive offices not earlier than 120 days prior to the date of the 2024 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2024 annual meeting or (B) the date which is 90 days prior to the date of the 2024 annual meeting.

For next year’s annual meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than October 21, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

A copy of AYRO, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

35

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AYRO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25472-P00170 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AYRO, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Thomas M. Wittenschlaeger
02) Joshua Silverman
03) Wayne R. Walker
04) George Devlin
05) Sebastian Giordano
06) Zvi Joseph
07) Greg Schiffman

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V25473-P00170

AYRO, INC.
Annual Meeting of Stockholders
December 20, 2023 12:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Silverman as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of AYRO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 12:00 PM, ET on December 20, 2023, at the Annual Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/AYRO2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side